UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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Check the appropriate box:

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under 14a-12

Lakeland Industries, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Lakeland Industries, Inc.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Wednesday, June 14, 2023

To Our Stockholders:

WHAT: Our 2023 Annual Meeting of Stockholders

WHEN: Wednesday, June 14, 2023, at 9:00 a.m., CDT

WHERE: Virtual Only at https://www.issuerdirect.com/lake

PURPOSE: At this meeting you will be asked to:

1.	Elect two directors to serve for a term of three years or until their successors have been duly elected and qualified;
2.	Ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2024;
3.	Approve, on an advisory basis, compensation of our named executive officers; and
4.	Transact any other business as may properly come before the Annual Meeting of Stockholders or any adjournments, postponements or rescheduling of the Annual Meeting of Stockholders.

The Company has determined to hold a virtual Annual Meeting again this year in order to facilitate stockholder attendance and participation by enabling stockholders to participate from any location and at no cost. You will be able to attend the meeting online, vote your shares electronically and submit questions during the meeting.  Details regarding how to attend the Annual Meeting online are more fully described in the accompanying proxy statement.

To participate in our Annual Meeting, including casting your vote during the meeting, access the meeting website at https://www.issuerdirect.com/lake and enter in your stockholder information provided on your ballot or proxy information previously sent to you.

Only stockholders of record at the close of business on April 21, 2023 will receive notice of, and be eligible to vote at, the Annual Meeting of Stockholders or any adjournment thereof. The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.

 Your vote is important, regardless of the number of shares you own. Please carefully read the Proxy Statement and the voting instructions. Whether or not you plan to attend the Annual Meeting of Stockholders, you are respectfully requested by the Board of Directors to sign, date and return the enclosed proxy card promptly in the accompanying postage prepaid envelope if you received this Proxy Statement in the mail, or follow the instructions contained in the Notice of Internet Availability of Proxy Materials to vote on the Internet.

INTERNET AVAILABILITY OF PROXY MATERIALS

 Important Notice Regarding the Availability of Proxy Materials for the 2023 Annual Meeting of Stockholders to be held on Wednesday, June 14, 2023 at 9:00 a.m. Central Time. Pursuant to Securities and Exchange Commission rules, we have elected to utilize the “notice and access” option of providing proxy materials to our stockholders whereby we are delivering to all stockholders electronic copies of all of our proxy materials, including a proxy card, as well as providing access to our proxy materials on a publicly assessable website.  Lakeland’s Notice of Annual Meeting, Proxy Statement and Annual Report to Stockholders for the fiscal year ended January 31, 2023 are available on the Internet at www.iproxydirect.com/lake.

This Notice and Proxy Statement are first being sent or given to stockholders of record on or about May 1, 2023.

Huntsville, Alabama	By Order of the Board of Directors,
May 1, 2023
Charles D. Roberson Secretary

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Lakeland Industries, Inc.

1525 Perimeter Parkway, Suite 325

Huntsville, AL 35806

(256) 350-3873

PROXY STATEMENT

Annual Meeting of Stockholders to be Held on Wednesday, June 14, 2023

GENERAL INFORMATION

This proxy statement and accompanying proxy are being furnished in connection with the solicitation by the Board of Directors (the “Board”) of Lakeland Industries, Inc., a Delaware corporation (“Lakeland,” the “Company,” “we,” “our,” or “us”), of proxies to be used at the Annual Meeting of Stockholders of Lakeland to be held on Wednesday, June 14, 2023 (the “Annual Meeting”), and at any adjournment or postponement thereof. Lakeland will bear the costs of this solicitation. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. The mailing address of our principal executive offices is Lakeland Industries, Inc., 1525 Perimeter Parkway, Suite 325, Huntsville, AL 35806. This proxy statement and accompanying proxy are first being sent or given to our stockholders on or about May 1, 2023.

How can I participate in the Annual Meeting?

The Annual Meeting will be conducted solely as a virtual meeting. No physical meeting will be held. The Board established the close of business on April 21, 2023 as the record date for determining the stockholders of record entitled to notice of and to vote at the Annual Meeting. As of the record date, 7,367,703 shares of common stock were outstanding, which number excludes 56,907 shares of unvested restricted stock that have voting rights and that are held by members of the Board.

Each share of common stock entitles the record holder thereof to one vote on each matter brought before the Annual Meeting.

You can join the Annual Meeting by accessing the meeting at https://www.issuerdirect.com/lake  and entering in your stockholder information provided to you on your Notice of Annual Meeting or on your proxy card if you received proxy materials by mail.

Please note that if you hold your shares through a broker, bank or other nominee, in order to join the virtual meeting as a stockholder and be able to vote and submit questions during the Annual Meeting, you will need to contact your broker, bank or other nominee to receive proof of your beneficial ownership and submit such proof, along with your name and email address, to proxy@issuerdirect.com no later than 5:00 p.m., local time, on May 25, 2023, which may be submitted via: (i) email to proxy@issuerdirect.com or (ii) mail to Shareholder Services, 1 Glenwood Avenue, Suite 1001, Raleigh, NC 27603.  You will receive a confirmation of your registration by email after we receive your registration materials.  Alternatively, if you hold your shares through a broker, bank or other nominee, you may vote in advance of the Annual Meeting by contacting your holder of record.

Why is this year’s annual meeting being held in a virtual-only format?

The Company has determined to hold a virtual Annual Meeting again this year in order to facilitate stockholder attendance and participation by enabling stockholders to participate from any location and at no cost. You will be able to attend the meeting online, vote your shares electronically and submit questions during the meeting.

How can I ask questions?

You can submit questions in writing to the virtual meeting website during the annual meeting in the Q&A tab on the virtual platform. You must first join the meeting as described above in “How can I participate in the Annual Meeting?” No questions will be taken in any other manner the day of the meeting.

We intend to answer as many questions that pertain to Company matters as time allows during the meeting. Questions that are substantially similar may be grouped and/or not answered to ensure we are able to answer questions in this virtual format.

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Voting Methods

If you are a registered stockholder on April 21, 2023, the record date, you may vote your shares by:

•	Attending the virtual Annual Meeting and voting electronically during the meeting;
•	Proxy, via the Internet;
•	Proxy, via telephone;
•	Proxy, via fax; or
•	Completing and mailing a printed proxy card (if you receive proxy materials by mail).

Internet voting facilities will close promptly at the close of the polls at the virtual meeting.  Telephone and fax voting facilities will close at 11:59 p.m., local time, on June 13, 2023. Stockholders who vote through the Internet, telephone or fax should be aware that they may incur costs such as access or usage charges from telephone companies or Internet service providers, and that these costs must be borne by the stockholders. Stockholders who vote by Internet, telephone or fax need not return a proxy card.  All shares entitled to vote and represented by properly executed proxies received before the polls are closed at the Annual Meeting, and not revoked or superseded, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies.

What if I have technical difficulties or trouble accessing the Annual Meeting webcast?

We encourage you to test your computer and internet browser prior to the meeting. If you experience technical difficulties, please call the technical support number that will be posted on the Annual Meeting log-in page.

How proxies work

The Board is asking for your proxy. Giving us your proxy means you authorized us to vote your shares at the Annual Meeting in the manner you direct. You may vote or withhold your vote in respect of each of our director nominees.  You may also vote for or against each of the other proposals or abstain from voting.

All proxies will, unless a different choice is indicated, be voted “FOR” the election of the two nominees for director proposed by our Nominating and Governance Committee, “FOR” the ratification of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2024 and “FOR” the resolution approving the compensation of our named executive officers.

You may receive more than one proxy or voting card depending on how you hold your shares. Shares registered in your name are covered by one card. If you hold shares through someone else, such as a stockbroker or bank, you may get material from them asking how you want to vote. Specifically, if your shares are held in the name of your stockbroker or bank you should request your stockbroker or bank to issue you a proxy covering your shares.

If any other matters come before the Annual Meeting or any postponement or adjournment, each proxy will be voted in the discretion of the individuals named as proxies on the card.

Revoking a proxy

You may revoke your proxy at any time before the vote is taken by submitting a new proxy with a later date, by voting via the Internet or by telephone at a later time, by voting at the meeting or by notifying Lakeland’s Secretary in writing at the address under “Questions” on page 34.

Quorum

In order to carry on the business of the Annual Meeting, we must have a quorum.  The presence at the Annual Meeting by proxy of the holders of a majority of the shares eligible to vote constitutes a quorum.  If a share of common stock is represented for any purpose at the Annual Meeting, it is deemed to be present for quorum purposes and for all other matters as well. Shares of common stock represented by a properly executed proxy will be treated as present at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining.

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How are votes counted and how are brokers non-votes treated?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “for” votes, “against” votes, abstentions, and broker non-votes.

Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum. A broker non-vote occurs when a broker, bank or other nominee has not received voting instructions from the beneficial owner of shares held in “street name” and the broker, bank or other nominee does not have, or declines to exercise, discretionary authority to vote on a particular matter. Brokers, banks or other nominees have discretionary authority to vote shares in the absence of specific instructions on “routine” matters but will not be allowed to vote your shares without specific instructions with respect to certain “non-routine” matters. Under current Nasdaq Stock Market (“NASDAQ”) rules, the ratification of the selection of independent registered public accountants (Proposal No. 2) is considered routine, and your broker, bank or other nominee will be able to vote on this proposal even if it does not receive instructions from you. However, they do not have discretionary authority to vote on the election of the directors (Proposal No. 1) or on the approval (on an advisory basis) of named executive officer compensation (Proposal No. 3), which are “non-routine” matters.  We, therefore, encourage you to provide instructions to your broker, bank or other nominee regarding the voting of your shares.

What vote is required to approve each proposal?

Proposal No. 1, the election of two directors requires a plurality vote of the shares represented by proxy and entitled to vote at the Annual Meeting. Any shares not voted on the election of the two director nominees will have no effect on the outcome of the election.

Proposal No. 2, the ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm, requires the affirmative vote of the holders of a majority of the shares represented by proxy and entitled to vote at the Annual Meeting.  If you “abstain” from voting with respect to this proposal, your vote will have the same effect as a vote “against” the proposal.

Proposal No. 3, the advisory vote on named executive officer compensation will be considered approved by the affirmative vote of a majority of the shares represented by proxy and entitled to vote on the matter.  Although this vote is non-binding, the Board and the Compensation Committee of the Board, which is comprised of independent directors, expect to take into account the outcome of the vote when considering further executive compensation decisions.

How can I find out the results of the voting at the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. Final voting results will be published in the Company’s Current Report on Form 8-K, which the Company is required to file with the Securities and Exchange Commission (“SEC”) within four business days following the conclusion of our Annual Meeting.

Householding of proxy material

Some banks, brokers and other nominee record holders may be participating in the practice of “householding,” which the SEC has approved.  Under this procedure, you may only receive one copy of the Notice of Internet Availability of Proxy Materials and, if applicable, this Proxy Statement and our annual report, for multiple stockholders in your household. Upon written or oral request, we will deliver promptly another copy of the Notice of Internet Availability of Proxy Materials and, if applicable, this Proxy Statement and our annual report to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy, please contact our Secretary at Lakeland Industries, Inc., 1525 Perimeter Parkway, Suite 325, Huntsville, AL 35806, by mail or at (256) 350-3873, by phone.  If you want to receive separate copies of our proxy statements and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder.

Has the Lakeland Board made a recommendation regarding the matters to be acted upon at the Annual Meeting?

The Lakeland Board recommends that you vote “FOR” the election of the two directors proposed by the Nominating and Governance Committee (Proposal No. 1), “FOR” the ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2024 (Proposal No. 2) and “FOR” the approval (on an advisory basis) of named executive officer compensation (Proposal No. 3).

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

As permitted by Delaware law, the Board is divided into three classes, the classes being divided equally as possible and each class having a term of three years. Each year, the term of office of one class expires.  A director elected to fill a vacancy, including a vacancy resulting from an increase in the number of directors constituting the Board, serves for the remaining term of the class in which the vacancy exists.  The Board presently consists of seven members, with two directors serving in Class I, two directors serving in Class II, and three directors serving in Class III.

At the recommendation of the Nominating and Governance Committee, the Board has proposed that each of Ronald Herring and Melissa Kidd be nominated for election as a Class I director at the Annual Meeting to serve for a term expiring at the 2026 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified or until such director’s earlier resignation or removal.  After their election at the Annual Meeting, Mr. Herring and Ms. Kidd will succeed Christopher J. Ryan and A. John Kreft, our current Class I directors, whose terms expire at the Annual Meeting. Unless otherwise indicated, the enclosed proxy will be voted for the election of each of Mr. Herring and Ms. Kidd as a director, to serve for the term set forth above.

Should any nominee become unable to serve for any reason, which is not anticipated, the Board may designate a substitute nominee, in which event the persons named in the enclosed proxy will vote for the election of such substitute nominee.  Each person nominated by the Board for election has agreed to serve if elected.  We have no reason to believe that any Board nominee will be unavailable or, if elected, will decline to serve.

Vote Required

Directors are elected by a plurality of the votes properly cast by proxy at the Annual Meeting.  With respect to the election of directors, you may vote “for” or “withhold” authority to vote for each of the nominees listed below.  Any shares not voted “for” a nominee (whether as a result of stockholder withholding or a broker non-vote) will not be counted in the nominee’s favor and will have no effect on the outcome of the election.

NOMINEE DIRECTORS ‑ CLASS I

Terms Expiring in 2026

Name	Age	Position	Director Since

Ronald Herring	62	Director	2023 (pending election)
Melissa Kidd	55	Director	2023 (pending election)

Ronald Herring is the chairperson of the Board of Advisors of C.N. Associates, Inc., a privately owned radiation protection and remediation company. He has served on the C.N. Associates’ Board of Advisors since December 2017 and as its chairperson since January 2020. Before joining C.N. Associates’ Board of Advisors, Mr. Herring retired in 2017 after more than thirty years working in various capacities for MSA Safety Inc., including as Senior Vice President, President MSA International from 2015 until 2017, and as President, International, of MSA safety from 2011 until 2015. In these roles, Mr. Herring was in charge of international operations for MSA Safety. Since his retirement, Mr. Herring has served on various non-profit boards, and he has served as the Visiting Executive in Residence at the Katz School of Business at the University of Pittsburgh since January 2018. Because of his extensive expertise in the safety products industry and as an executive of a publicly traded company, the Board considers Mr. Herring qualified to serve as a director.

Melissa Kidd has served as the Senior Vice President, Sales, for Atkore Inc. (NYSE: ATKR) since 2019. Atkore Inc. engages in the manufacture of electrical raceway products. It operates through two segments, Electrical and Safety & Infrastructure.  She joined Atkore Inc. as Vice President/General Manager in July 2017. Prior to joining Atkore Inc., Melissa served as Vice President, AMETEK Brookfield, an industrial R&D and quality instrumentation company based in Middleboro, Massachusetts. Prior to that, Melissa was President, Faradyne Motors, Palmyra, New York, a joint venture between ITT and Pentair Inc. Melissa earned her Masters of Business Administration from Virginia Polytechnic University, in Blacksburg, Virginia, and a Bachelor of Science in Biomedical Engineering from Marquette University, in Milwaukee, Wisconsin. The Board believes that Ms. Kidd’s extensive experience in product sales and business leadership positions at a publicly traded company qualify her to serve as a director of the Company.

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INCUMBENT DIRECTORS ‑ CLASS II

Terms Expiring in 2024

Name	Age	Position	Director Since

Jeffery Schlarbaum	56	Director	2017
Charles D. Roberson	60	Chief Executive Officer President, Secretary and Director	2020

Jeffrey Schlarbaum has served as a director since 2017. He has served as Chief Executive Officer of Spartronics, a contract manufacturer of complex electronic and electromechanical devices for commercial aerospace, defense, medical devices, life sciences, instrumentation and control, and space applications, since December 2022.  Prior to Spartronics, Mr. Schlarbaum was President and Chief Executive Officer of IEC Electronics Corp., a publicly traded electronic manufacturing services company, from February 2015 until December 2022. From February 2013 to June 2013 and from June 2014 to February 2015, Mr. Schlarbaum pursued personal interests. From June 2013 to June 2014, Mr. Schlarbaum served as Chief Operations Officer for LaserMax, Inc., a manufacturer of laser gun sights for law enforcement and the shooting sports community. From October 2010 to February 2013, Mr. Schlarbaum served as President of IEC Electronics Corp. Prior to that, Mr. Schlarbaum served as Executive Vice President and President of Contract Manufacturing of IEC Electronics Corp. from October 2008 to October 2010, Executive Vice President from November 2006 to October 2008 and Vice President, Sales and Marketing from May 2004 to November 2006. Mr. Schlarbaum received a BBA in marketing from National University and an MBA from Pepperdine University. Mr. Schlarbaum’s qualifications to serve on our Board include his business education and multiple prior executive positions at several companies.

Charles D. Roberson has served as a director, and our Chief Executive Officer, President and Secretary since February 1, 2020. Mr. Roberson was our Chief Operating Officer from July 2018 to January 31, 2020. From 2009 to July 2018, he was our Senior Vice President, International Sales. Mr. Roberson joined our Company in 2004 as Technical Marketing Manager and later served as International Sales Manager. Prior to joining our Company, Mr. Roberson was employed by Precision Fabrics Group, Inc. as a Market Manager from 1995 to 2001 and as a Nonwovens Manufacturing Manager from 1991 to 1995. He began his career as a manufacturing manager for Burlington Industries, Inc. in its Menswear Division from 1985 to 1991. Collectively, he has over 30 years’ experience in the protective clothing industry as a manufacturer of both roll goods and garments. Mr. Roberson’s qualifications to serve on our Board include his prior business experience and knowledge of our industry and of our company.

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INCUMBENT DIRECTORS – CLASS III

Terms Expiring in 2025

Name	Age	Position	Director Since

Thomas J. McAteer	70	Director	2011
James M. Jenkins	58	Director	2016
Nikki L. Hamblin	46	Director	2021

Thomas J. McAteer has served as a director since 2011.  Mr. McAteer has served as Executive Vice President of Management Development and Strategic Initiatives of Suffolk Transportation since March 2013 and Chairman of the Board of New World Medical Network, a private healthcare organization, since 2015. He also served as the Vice Chair of the Board and Chair of the Compensation and Personnel Committee for the Long Island Power Authority from December 2014 until January 2020. He served as the Senior Vice President and Regional Market Head for Aetna's Medicaid Division from March 2007 until March 2013. Prior to joining Aetna’s Medicaid Division, Mr. McAteer served as the President and CEO of Vytra Health Plans. In a thirteen-year career at Vytra, Mr. McAteer played an executive leadership role in growing Vytra from annual revenues of $70 million in 1993 to over $375 million in 2005. In 2001, Mr. McAteer facilitated the sale of Vytra to HIP Health Plans and, thereafter assumed the additional responsibilities of Executive Vice President for Brand Leadership, as well as joining the Executive Committee of the enterprise. Before joining Vytra, Mr. McAteer served as the Chief Deputy County Executive in Suffolk County, New York and prior to that as the Director of Human Resources for the Metropolitan Transportation Authority. Mr. McAteer's qualifications to serve on our Board include his business experience and multiple prior executive positions.

James M. Jenkins has served as a director since 2016. Mr. Jenkins is the General Counsel and Vice President of Corporate Development for Transcat, Inc. (Nasdaq: TRNS), a provider of calibration, repair, inspection and laboratory services, where he serves as Transcat’s chief risk officer and advises management and the board of directors over matters of corporate governance and securities law.  He also leads Transcat’s acquisition strategy. He joined Transcat in September 2020. Prior to joining Transcat, he was a partner at Harter Secrest & Emery LLP, a regional law firm located in New York State.  His practice focused in the areas of corporate governance, and general corporate law matters, including initial and secondary public offerings, private placements, mergers and acquisitions, and securities law compliance. Mr. Jenkins joined the firm in 1989 as an associate and was elected a partner effective January 1, 1997.  He is a Chambers rated attorney and served as the Chair of the firm's Securities Practice Group from 2001 to 2020 and as a member of the firm’s Management Committee from January 2007 to January 2013. From 2018 until September 2020, he served as the Partner in Charge of the firm's New York City office. Mr. Jenkins holds a BA from Virginia Military Institute and a J.D. from West Virginia University College of Law. Mr. Jenkins previously served on our Board from 2012 to 2015 and was a member of our Audit and Corporate Governance Committees. Mr. Jenkins’s qualifications to serve on our Board include his corporate governance experience as well his current business-related experience.

Nikki L. Hamblin has served as a director since April 2021. Ms. Hamblin has served as the Director of Advisor Service at Manning & Napier Advisors, LLC, a publicly traded investment management company, since September 2019.  In addition to her current role, she is a member of the firm’s Committee for Diversity & Inclusion.  Previously, she was the Director of Retirement Plan Services at GRP Financial California, LLC, a retirement plan consulting firm, from September 2017 to August 2019 and she served as Vice President, Key Accounts at Manning & Napier from January 2013 to August 2017.  Prior to her experience at Manning & Napier, she served as an investment banker specializing in middle-market private and publicly owned mergers and acquisitions and financing transactions.  She obtained a Bachelor of Science degree from Syracuse University and a Master of Business Administration with a concentration in finance from the William E. Simon Graduate School of Business Administration at the University of Rochester and has attained multiple securities and financial planning licenses and designations. Ms. Hamblin’s qualifications to serve on our Board include her investment banking and finance experience.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”

THE NOMINEES FOR DIRECTOR

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CORPORATE GOVERNANCE

Lakeland operates within a comprehensive plan of corporate governance for the purpose of defining independence, assigning responsibilities, setting high standards of professional and personal conduct and assuring compliance with such responsibilities and standards.

Director Independence

The standards relied upon by the Board in affirmatively determining whether a director is “independent,” in compliance with NASDAQ and SEC rules, are comprised, in part, of those objective standards set forth in such rules. In addition to these objective standards and in compliance with NASDAQ and SEC rules, no director will be considered independent who has a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgement in carrying out the responsibilities of a director.  The Board exercises appropriate discretion in identifying and evaluating any such relationship.  The Board, in applying the above-referenced standards and after considering all of the relevant facts and circumstances, has affirmatively determined that the Company’s independent directors and director nominees are:  Ronald Herring, Melissa Kidd, Thomas J. McAteer, James M. Jenkins, Jeffrey Schlarbaum and Nikki L. Hamblin, representing a majority of the members of the Board.

Lakeland’s independent directors meet in executive sessions when deemed necessary, but generally no less than twice a year.

Board and Committee Meetings and Attendance

The Board has three standing committees – the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee. Each committee operates under a written charter adopted by the Board and each charter is available without charge on our website at www.lakeland.com under the heading “Investor Relations-Governance.”  Hard copies may also be obtained, without charge, by writing to our Secretary at Lakeland Industries, Inc., 1525 Perimeter Parkway, Suite 325, Huntsville, AL 35806.

During the fiscal year ended January 31, 2023, there were six meetings of the Board; four meetings of the Audit Committee; four meetings of the Compensation Committee; and three meetings of the Nominating and Governance Committee.  Each director attended at least 75% of the aggregate number of meetings of the Board, and the respective committees of which he or she is a member, during the period for which he or she was a director during the fiscal year ended January 31, 2023.

Audit Committee

As of the fiscal year ended January 31, 2023, and as of the date of this Proxy Statement, the members of our Audit Committee were Jeffrey Schlarbaum (Chairman), A. John Kreft (Vice Chairman) and James M. Jenkins. Each member of the Audit Committee has been determined by the Board, as reviewed on an annual basis, to meet the standards for independence required of audit committee members by the NASDAQ listing standards and applicable SEC rules.  Our Board has determined that Mr. Kreft is an “audit committee financial expert” within the meaning of applicable SEC rules based upon, among other things, his MBA in finance from the Wharton School of Business, four and a half years’ experience with two “Big 4” accounting firms, eighteen years of investment banking, underwriting and advisory services experience with several brokerage firms such as Credit Suisse and Alex Brown and three years as Chief Executive Officer of a NASD broker dealer. Mr. Kreft has held five levels of security licenses at various times including General Securities Principal.

The formal report of our Audit Committee is included in this proxy statement. The Audit Committee’s responsibilities include, among other things:

•	the oversight of the quality of our consolidated financial statements and our compliance with legal and regulatory requirements;
•	the selection, evaluation and oversight of our independent registered public accountants, including conducting a review of their independence, determining their fees, overseeing their audit work, and reviewing and pre-approving any internal control-related services and permitted non-audit services that may be performed by them;
•

the oversight of annual audit and quarterly reviews, including review of our consolidated financial statements, our critical accounting policies and any material related-party transactions and the application of accounting principles;

•	together with the Board, oversight and review of with management of the Company’s cybersecurity program and contingency plans on a quarterly basis; and
•	the oversight of financial reporting process and internal controls, including a review of the adequacy of our accounting and internal controls and procedures.

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Compensation Committee

As of the fiscal year ended January 31, 2023, and as of the date of this Proxy Statement, the members of our Compensation Committee were James M. Jenkins (Chairman), Nikki Hamblin, A. John Kreft and Thomas McAteer.  All members of the Compensation Committee have been determined to meet the applicable NASDAQ and SEC standards for independence.  Our Compensation Committee’s role includes setting and administering the policies governing the compensation of executive officers, including cash compensation and equity incentive programs, and reviewing and establishing the compensation of the Chief Executive Officer and other executive officers. Our Compensation Committee’s principal responsibilities, which have been authorized by the Board, are:

•	approving the corporate goals and objectives applicable to the compensation for the Chief Executive Officer, evaluating at least annually the Chief Executive Officer’s performance in light of those goals and objects and determining and approving the Chief Executive Officer’s compensation level based on this evaluation;
•	reviewing and approving other executive officers’ annual base salaries and annual incentive opportunities (after considering the recommendation of our Chief Executive Officer with respect to the form and amount of compensation for executive officers other than the Chief Executive Officer);
•	evaluating the level and form of compensation for the Board of Directors and committee service by non-employee members of our Board and recommending changes when appropriate;
•	advising the Board on our compensation and benefits matters, including making recommendations and decisions where authority has been granted regarding our equity-based compensation plans and benefit plans generally, including employee bonus and retirement plans and programs;
•	approving the amount of and vesting of equity awards;
•	evaluating the need for, and provisions of, any employment contracts/severance arrangements for the Chief Executive Officer and other executive officers; and
•	reviewing and discussing with management our disclosure relating to executive compensation proposed by management to be included in our proxy statement and recommending that such disclosures be included in our proxy statement.

Our Compensation Committee does not delegate any of its responsibilities to other committees or persons. Participation by executive officers in the recommendation or determination of compensation for executive officers or directors is limited to (i) recommendations by our Chief Executive Officer to our Compensation Committee regarding the compensation of executive officers other than with respect to himself and (ii) our Chief Executive Officer’s participation in Board determinations of compensation for the non-employee directors.

Nominating and Governance Committee

As of the fiscal year ended January 31, 2023, and as of the date of this Proxy Statement, the members of our Nominating and Governance Committee were Thomas McAteer (Chairman), Nikki Hamblin, A. John Kreft and James M. Jenkins.  All of the members of the Nominating and Governance Committee have been determined to meet the applicable NASDAQ and SEC standards for independence.  The purpose of the Nominating and Governance Committee is to identify, screen and recommend to the Board qualified candidates to serve as directors, to develop and recommend to the Board a set of corporate governance principles applicable to Lakeland, and to oversee corporate governance and other organizational matters. The Nominating and Governance Committee’s responsibilities include, among other things:

•	reviewing qualified candidates to serve as directors;
•	aiding in attracting qualified candidates to serve on the Board;
•	considering, reviewing and investigating (including with respect to potential conflicts of interest of prospective candidates) and either accepting or rejecting candidates suggested by our stockholders, directors, officers, employees and others;
•	recommending to the Board nominees for new or vacant positions on the Board and providing profiles of the qualifications of the candidates;
•	monitoring our overall corporate governance and corporate compliance program;
•	reviewing and adopting policies governing the qualification and composition of the Board;
•	reviewing and making recommendations to the Board regarding Board structure, including establishing criteria for committee membership, recommending processes for new Board member orientation, and reviewing and monitoring the performance of incumbent directors;
•	recommending to the Board action with respect to implementing resignation, retention and retirement policies of the Board;
•	reviewing the role and effectiveness of the Board, the respective Board committees and the directors in our corporate governance process; and
•	reviewing and making recommendations to the Board regarding the nature and duties of Board committees, including evaluating the committee charters, recommending appointments to committees, and recommending the appropriate chairperson for the Board.

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Environmental, Social, and Governance (“ESG”) Programs

As a company dedicated to protecting and improving the health and safety of workers, and their families, around the world, we believe that ESG stewardship is critical to successfully executing our mission.  Consistent with this belief, the Board is committed to assuring that the Company’s ESG program flourishes and benefits our employees and the communities within which we operate around the world. The Nominating and Governance Committee and the Board exercise oversight and provide direction to the executive team with regard to the Company’s ESG programs and policies.  The Board considers sound stewardship of these matters critical to development of the Company’s work force, the sustainability of its supply chain, and sound corporate citizenship.  The executive team is charged with maintaining and implementing these policies and programs and reports, at regular intervals, to the Nominating and Governance Committee and the Board on progress and the status of the Company’s ESG program and its elements.  The ESG program consists of policies, statements, and internal reporting covering the following program elements:

•	Lakeland Employee Code of Conduct
•	Supplier Code of Conduct
•	Global Human Rights Policy
•	Corporate Diversity Program
•	Environmental Policy
•	Policy on Trade in Conflict Minerals
•	Workplace Health & Safety
•	Whistleblower Policy
•	Insider Trading Policy

Copies of the Company’s ESG programs and policies can be found on our website at www.lakeland.com under the heading “Investor Relations-Governance.”

Director Nomination Procedures

The Nominating and Governance Committee will consider individuals recommended by stockholders for nomination as candidates for election to the Board at annual meetings of stockholders. Such suggested nominees will be considered in the context of the Nominating and Governance Committee’s determination regarding all issues relating to the composition of the Board, including the size of the Board, any criteria the Nominating and Governance Committee may develop for prospective Board candidates and the qualifications of candidates relative to any such criteria. The Nominating and Governance Committee may also take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held. Any stockholder who wants to nominate a candidate for election to the Board must deliver timely notice to our Secretary at our principal executive offices. In order to be timely, the notice must be delivered:

•

in the case of an annual meeting, not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting of stockholders, although if the annual meeting is more than 30 days before or more than 60 days after such anniversary date, the notice must be received not less than 90 days nor more than 120 days prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such meeting, the 10th day following the date public disclosure of the annual meeting was made; and

•

in the case of a special meeting, not less than 90 days nor more than 120 days prior to the date of such special meeting or, if the first public announcement of the date of such special meeting is less than 100 days prior to the date of such meeting, the 10th day following the date public disclosure of the special meeting was made.

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The stockholder’s notice to the Secretary must set forth:

•	as to each person whom the stockholder proposes to nominate for election as a director
○	the nominee’s name, age, business address and residence address;
○	the nominee’s principal occupation and employment;
○

the class and series and number of shares of each class and series of capital stock of Lakeland which are owned beneficially or of record by the nominee, and any other direct or indirect pecuniary or economic interest in any capital stock of Lakeland held by the nominee, including without limitation, any derivative instrument, swap (including total return swaps), option, warrant, short interest, hedge or profit sharing arrangement, and the length of time that such interest has been held by the nominee; and

○

any other information relating to the nominee that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder.

•	as to the stockholder giving the notice
○	the stockholder’s name and record address;
○

the class and series and number of shares of each class and series of capital stock of Lakeland which are owned beneficially or of record by the stockholder, and any other direct or indirect pecuniary or economic interest in any capital stock of Lakeland held by the stockholder, including without limitation, any derivative instrument, swap (including total return swaps), option, warrant, short interest, hedge or profit sharing arrangement, and the length of time that such interest has been held by the stockholder;

○

a description of any proxy, contract, arrangement, understanding, or relationship between the stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by the stockholder;

○

a representation by the stockholder that the stockholder is a holder of record of stock of Lakeland entitled to vote at such meeting by proxy at the meeting to nominate the person or persons named in the stockholder’s notice; and

○

any other information relating to the stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

A stockholder providing notice of any nomination proposed to be made at an annual meeting or special meeting shall further be required, for such notice of nomination to be proper, to update and supplement the notice, if necessary, so that the information provided or required to be provided in the notice is true and correct as of the record date for the meeting and as of the date that is ten business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to the Secretary at the principal executive offices of the Company not later than five business days after the record date for the meeting in the case of the update and supplement requirement to be made as of the record date, and not later than eight business days prior to the date for the meeting, any adjournment or postponement thereof in the case of the update and supplement required to be made as of ten business days prior to the meeting or any adjournment or postponement thereof.

The notice delivered by a stockholder must be accompanied by a written consent of each proposed nominee to be named as a nominee and to serve as a director if elected.  The stockholder must be a stockholder of record on the date on which the stockholder gives the notice described above and on the record date for the determination of stockholders entitled to vote at the meeting.

The Nominating and Governance Committee believes that the minimum qualifications for serving as a director are that a nominee demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board’s oversight of the business and affairs of Lakeland and have an impeccable record and reputation for honesty and ethical conduct in both his or her professional and personal activities. In addition, the Nominating and Governance Committee examines a candidate’s specific experiences and skills, relevant industry background and knowledge, time availability in light of other commitments, potential conflicts of interest, interpersonal skills and compatibility with the Board, and independence from management and the Company. The Nominating and Governance Committee also seeks to have the Board represent a diversity of backgrounds and experience. The Nominating and Governance Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. The Nominating and Governance Committee believes that the backgrounds and qualifications of the directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.

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The Nominating and Governance Committee identifies potential nominees through independent research and through consultation with current directors and executive officers and other professional colleagues. The Nominating and Governance Committee looks for persons meeting the criteria above and takes note of individuals who have had a change in circumstances that might make them available to serve on the Board, for example, retirement as a Chief Executive Officer or Chief Financial Officer of a company. The Nominating and Governance Committee also, from time to time, may engage firms that specialize in identifying director candidates. As described above, the Nominating and Governance Committee will also consider candidates recommended by stockholders.

Once a person has been identified by the Nominating and Governance Committee as a potential candidate, the committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Nominating and Governance Committee determines that the candidate warrants further consideration by the committee, the Chairman or another member of the committee will contact the person. Generally, if the person expresses a willingness to be considered and to serve on the Board, the Nominating and Governance Committee requests a resume and other information from the candidate, reviews the person’s accomplishments and qualifications, including in light of any other candidates that the committee might be considering. The Nominating and Governance Committee may also conduct one or more interviews with the candidate, either in person, telephonically or both. In certain instances, Nominating and Governance Committee members may conduct a background check, may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate’s accomplishments. The Nominating and Governance Committee’s evaluation process does not vary based on whether a candidate is recommended by a stockholder, although, as stated above, the committee may take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held.

Board Diversity

The following diversity statistics are reported in the standardized disclosure matrix that was proposed by Nasdaq and approved by the SEC in August 2021.  The information included in the standardized disclosure matrix represents the composition of the Board as of May 1, 2023.

Board Diversity Matrix
Board Size:
Total Number of Directors: 7
Gender:	Female	Male	Non-Binary	Gender Undisclosed
Number of Directors Based on Gender Identity	1	6	⸺	⸺
Number of Directors Who Identify in Any of the Categories Below:
African American or Black	⸺	⸺	⸺	⸺
Alaskan Native or American Indian	⸺	⸺	⸺	⸺
Asian	1	⸺	⸺	⸺
Hispanic or Latinx	⸺	⸺	⸺	⸺
Native Hawaiian or Pacific Islander	⸺	⸺	⸺	⸺
White	⸺	6	⸺	⸺
Two or More Races or Ethnicities	⸺	⸺	⸺	⸺
LGBTQ+	⸺
Demographic Background Undisclosed	⸺

Interested Party Communications

The Board has established a process to receive communications from stockholders and other interested parties. Stockholders and other interested parties may contact any member (or all members) of the Board by mail. To communicate with the Board, any individual director or any group or committee of directors, correspondence should be addressed to the Board or any such individual director or group or committee of directors by either name or title. All such correspondence should be sent our Secretary at Lakeland Industries, Inc., 1525 Perimeter Parkway, Suite 325, Huntsville, AL 35806.

All communications received as set forth in the preceding paragraph will be opened by the office of our Secretary for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, or patently offensive material will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the Secretary’s office will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope is addressed.

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Director Attendance at Annual Stockholder Meetings

We expect that each of our directors attend our annual meetings of stockholders, as provided in our Corporate Governance Guidelines. All our directors attended the annual meeting of stockholders held on June 15, 2022.

Corporate Governance Guidelines and Practices

 We are committed to good corporate governance practices and as such we have adopted formal Corporate Governance Guidelines.  A copy of the Corporate Governance Guidelines may be found on our website at www.lakeland.com under the heading “Investor Relations-Governance-Corporate Governance Guidelines.”  Below are some highlights of our corporate governance guidelines and practices:

○	Board Independence. We believe that the Board should be comprised of a majority of independent directors and that no more than two management executives may serve on the Board at the same time. Currently, the Board has seven directors: five of whom are independent directors under the applicable NASDAQ rules, one of whom served in an employment capacity as Executive Chairman within the last three years, and one of whom is a current member of management. The Board has determined that the two Class I director nominees are also independent. Accordingly, after the Annual Meeting, six of our seven directors will be independent directors under applicable NASDAQ rules.
○	Board Committees. All of our Board committees consist entirely of independent directors as defined under the applicable NASDAQ rules.
○	Chairman, CEO and Position Separation; Leadership Structure. Our general policy is that there should be a separation of the offices of the Chairman of the Board and Chief Executive Officer. We currently have a different person serving in each such role. Mr. James M. Jenkins is Chairman of the Board, and Mr. Charles D. Roberson is our Chief Executive Officer. The decision whether to combine or separate these positions depends on what our Board deems to be in the long-term interest of stockholders in light of prevailing circumstances. Mr. Ryan served as CEO from November 2003 until January 31, 2020, and from February 1, 2020 until January 31, 2023, he served as our Executive Chairman. Mr. A. John Kreft served as our lead independent director while Mr. Ryan served as our (non-independent) Executive Chairman. Mr. Roberson has served as our Chief Executive Officer since February 1, 2020. This arrangement has allowed our Chairman to lead the Board, while our Chief Executive Officer has focused primarily on managing the operations of the Company. The separation of duties provides strong leadership for the Board while allowing the Chief Executive Officer to be the leader of the Company, focusing on its customers, employees, and operations. Our Board believes the Company is well-served by this flexible leadership structure and that the combination or separation of these positions should continue to be considered on an ongoing basis.
○	Clawback Policy. Lakeland’s Clawback Policy provides that Lakeland will recoup vested or unvested equity- or cash-based awards issued or paid pursuant to the Company’s Long-Term Incentive Plan (“LTIP”) in the event Lakeland is required to prepare an accounting restatement due to significant or material noncompliance with any financial reporting requirement under the securities laws
○	Anti-Hedging and Anti-Pledging Policy. The Company’s Global Policy on Insider Trading prohibits the Company’s officers, directors and employees, from engaging in hedging or monetization transactions and from holding Company securities in margin accounts or pledging securities as collateral for a loan.
○	Stock Ownership Guidelines for Executive Officers and Directors. The Company’s LTIP provides that the Chief Executive Officer must own Company shares with a fair market value equal to at least four times his or her base salary, each other executive officer of the Company must own Company shares with a fair market value equal to at least two times his or her base salary, and directors must own Company shares with a fair market value equal to at least two times his or her annual cash retainer. Dispositions of shares obtained from equity awards will be prohibited unless such ownership requirements are met at the time of the proposed disposition.
○	Independent Advisors. The Board and each committee have the power to hire independent legal, financial or other advisors at any time as they deem necessary and appropriate to fulfill their Board and committee responsibilities.
○	Directors Are Subject to our Global Code of Business Conduct. Board members must act at all times in accordance with the requirements of our Global Code of Business Conduct. This obligation includes adherence to our policies with respect to conflicts of interest, ethical conduct in business dealings and respect for and compliance with applicable law. Any requested waiver of the requirements of the Code of Conduct with respect to any individual director or executive officer must be reported to, and is subject to the approval of, the Board, or the Audit Committee.
○	Board Engagement. The Board has regularly scheduled presentations from our finance and major business operations personnel.
○	No Corporate Loans. Our stock plans and practices prohibit us from making corporate loans to employees for the exercise of stock options or for any other purpose.

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Risk Oversight

Management is responsible for the day-to-day management of risks for Lakeland, while our Board, as a whole and through its committees, is responsible for the oversight of risk management.  The Board sets our overall risk management strategy and our risk appetite and ensures the implementation of our risk management framework.  Specific committees of the Board are responsible for overseeing specific types of risk.  Our Audit Committee periodically discusses risks as they relate to the Company’s financial statements, the evaluation of the effectiveness of internal control over financial reporting, compliance with legal and regulatory requirements including the Sarbanes-Oxley Act, and related party transactions, among other responsibilities set forth in the Audit Committee’s charter.  Our Audit Committee also periodically may review our tax exposures and our internal processes to ensure compliance with applicable laws and regulations.  In addition, the Audit Committee, together with the Board, oversees and reviews with management the Company’s cyber security program and contingency plans on a quarterly basis.  Our Board monitors risks as they may be related to financing matters such as acquisitions and dispositions, our capital structure, credit facilities, equity issuances, and liquidity.  Our Compensation Committee establishes our compensation policies and programs in such a manner that our executive officers are not incentivized to take on an inappropriate level of risk.  Our Audit Committee Chairman reviews any employee reports regarding suspected violations of our Code of Conduct.  Each of our committees of the Board regularly delivers reports to the members of the Board, in order to keep the Board informed about what transpires at committee meetings.  In addition, if a particular risk is material or where otherwise appropriate, the full Board may assume oversight over such risk, even if the risk was initially overseen by a committee.

Code of Ethics

The Board adopted our Global Code of Business Conduct (the “Code of Ethics”) that applies to all officers, directors and employees.  The Code of Ethics sets forth information and procedures for employees to report ethical or accounting concerns, misconduct or violations of the Code in a confidential manner.  The Code of Ethics is available on our website at www.lakeland.com under the heading “Investor Relations-Governance-Global Code of Business Conduct.”  Amendments to, and waivers from, the Code of Ethics will be disclosed at the same website address provided above and, in such filings, as may be required pursuant to applicable law or listing standards.  We intend to satisfy the disclosure requirement under Item 5.05(c) of Form 8-K regarding certain amendments to, or waivers from a provision of our Code of Ethics by posting such information on our website at www.lakeland.com under the heading “Investor Relations-Governance-Global Code of Business Conduct.”  The Board has also adopted a Code of Ethics for CEO and Senior Financial Officers (the “Senior Officer Code of Ethics”) that is applicable to our Chief Executive Officer and all senior financial officers, including the Chief Financial Officer and principal accounting officer and controller.  The Senior Officer Code of Ethics is available on our website at www.lakeland.com under the heading “Investor Relations-Governance- Code of Ethics for CEO and Senior Financial Officials.”

Compensation Committee Interlocks and Insider Participation

No member of our Compensation Committee is an officer or employee of Lakeland, and none of our executive officers serves as a member of a compensation committee of any entity that has one or more executive officers serving as a member of our Compensation Committee.

DIRECTOR COMPENSATION

For the fiscal year ended January 31, 2023, the compensation structure for our non-employee directors was as follows:

•	an annual Board retainer in the amount of $70,000;

•	an annual Board grant of shares of common stock in the Company having a value equal to $65,000;

•	an additional annual retainer of $20,000 for each of the Vice Chair of the Board, lead independent director (if applicable), and Audit Committee Chair;

•	an additional annual retainer of $10,000 for the lead independent director (if applicable);

•	an additional annual retainer of $7,500 for each of the Compensation Committee Chair and each member of the Audit Committee;

•	an additional annual retainer of $6,000 for the Nominating and Governance Committee Chair;

•	an additional annual retainer of $3,750 for each member of the Compensation Committee; and

•	an additional annual retainer of $3,000 for each member of the Nominating and Governance Committee.

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Our independent directors no longer have the option to receive their fees in shares of our common stock or other equity awards.

For the fiscal year ended January 31, 2023, Christopher J. Ryan received $125,000 for his services as Executive Chairman. Mr. Ryan also received a performance bonus of $6,703.

On June 15, 2022, each of our non-employee directors, including Mr. Ryan, received awards of 3,918 time-based restricted stock units under our 2017 Equity Incentive Plan, which vest in full on the first anniversary of the date of grant, assuming the director’s continuous service on the Board of Directors on such date.

Members of the Board of Directors are reimbursed for all travel-related expenses to and from meetings of the Board and committees.  Directors who are also officers of the Company are not compensated for their duties as directors.

DIRECTOR COMPENSATION - FISCAL 2023

The following table sets forth compensation paid by the Company to our directors during the fiscal year ended January 31, 2023.

Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards(2) ($)	Option Awards ($)	Non-equity incentive plan Compensation ($)	All Other Compen-sation ($)		Total ($)

A. John Kreft	$106,750	$65,000	--	--	--		$171,750
Thomas McAteer	$79,750	$65,000	--	--	--		$144,750
James Jenkins	$108,000	$65,000	--	--	--		$173,000
Jeffrey Schlarbaum	$90,000	$65,000	--	--	--		$155,000
Nikki L. Hamblin	$75,063	$65,000	--	--	--		$140,063
Christopher J. Ryan(3)	$125,923	$65,000	--	$6,703	$13,862	(4)	$210,911

(1)

Charles D. Roberson, our Chief Executive Officer, is not included in the table above as he was an employee of the Company during fiscal 2023 and, therefore, did not receive any additional compensation for the services that he provided as director. The compensation that Mr. Roberson received is included in the Summary Compensation Table.

(2)

Represents the aggregate grant date fair value of restricted stock units granted to our non-employee directors during the fiscal year ended January 31, 2023. The assumptions used to calculate the fair value are set forth in footnote 8 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended January 31, 2023, as filed with the SEC.

(3)	Mr. Ryan served as our Executive Chairman during fiscal 2023 and received the compensation described above for serving in that role.

(4)	Represents Company contributions to 401(k) Plan of $4,727 and automobile allowance of $9,135.

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PROPOSAL NO. 2

RATIFICATION OF SELECTION OF DELOITTE & TOUCHE LLP

AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending January 31, 2024 and has directed that management submit the selection of Deloitte as our independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. A representative of Deloitte is expected to be available at the Annual Meeting and will be available to respond to appropriate questions from our stockholders and will be given an opportunity to make a statement if he or she desires to do so.

Neither our Bylaws nor other governing documents or applicable law require stockholder ratification of the selection of Deloitte as our independent registered public accounting firm. However, the Audit Committee seeks to have the selection of Deloitte ratified as a matter of good corporate governance. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether to retain that firm. Even if the selection is ratified, the Audit Committee may in its discretion direct the appointment of different independent registered public accountants at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

Vote Required

The affirmative vote of the holders of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Deloitte. You may vote “for,” “against” or “abstain.”  If you “abstain” from voting with respect to this proposal, your vote will have the same effect as a vote “against” this proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL

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AUDIT COMMITTEE REPORT

The following is the report of the Audit Committee of the Board of Directors of Lakeland Industries, Inc., describing the Audit Committee’s responsibilities and practices, specifically with respect to matters involving Lakeland’s accounting, auditing, financial reporting and internal control functions. Among other things, the Audit Committee reviews and discusses with management and with Lakeland’s independent registered public accounting firm the results of Lakeland’s year-end audit, including the audit report and audited financial statements. The members of the Audit Committee of the Board are presenting this report for the fiscal year ended January 31, 2023.

The Audit Committee acts pursuant to a written charter. The Nominating and Governance Committee and the Board consider membership of the Audit Committee annually. The Audit Committee reviews and assesses the adequacy of its charter annually. The Audit Committee held four meetings during the fiscal year ended January 31, 2023.

All members of the Audit Committee are independent directors, qualified to serve on the Audit Committee pursuant to the applicable NASDAQ rules. In accordance with its charter, the Audit Committee oversees accounting, financial reporting, internal control over financial reporting, financial practices and audit activities of Lakeland and its subsidiaries. The Audit Committee provides advice, counsel, and direction to management and the independent registered public accounting firm, based on the information it receives from them. The Audit Committee relies, without independent verification, on the information provided by Lakeland and on the representations made by management that the financial statements have been prepared with integrity and objectivity, on the representations of management, and the opinion of the independent registered public accounting firm that such financial statements have been prepared in conformity with accounting principles generally accepted in the United States, or GAAP.

In connection with its review of Lakeland’s audited financial statements for the fiscal year ended January 31, 2023, the Audit Committee reviewed and discussed the audited financial statements with management and discussed with Deloitte, Lakeland’s independent registered public accounting firm, the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) standards and the SEC. The Audit Committee received the written disclosures and the letter from Deloitte required by the applicable requirements of the PCAOB and discussed with Deloitte its independence from Lakeland. The Audit Committee has also considered whether the provision of certain permitted non-audit services by Deloitte is compatible with their independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in Lakeland’s Annual Report on Form 10-K for its fiscal year ended January 31, 2023 for filing with the SEC.

During fiscal 2023, the Audit Committee met with management and Lakeland’s independent registered public accounting firm and received the results of the audit examination, evaluations of Lakeland’s internal controls and the overall quality of Lakeland’s financial organization and financial reporting. The Audit Committee also meets at least once each quarter with Lakeland’s independent registered public accounting firm and management to review Lakeland’s interim financial results before the publication of Lakeland’s quarterly earnings press releases. The Audit Committee believes that a candid, substantive and focused dialogue with the independent registered public accounting firm is fundamental to the committee’s responsibilities. To support this belief, the Audit Committee meets separately with the independent registered public accounting firm without the members of management present on at least an annual basis.

The Audit Committee has established procedures for the receipt, retention and treatment of complaints received by Lakeland regarding accounting, internal accounting controls, or auditing matters, including the confidential, anonymous submission by Lakeland employees, received through established procedures, of concerns regarding questionable accounting or auditing matters. We have established a confidential email and hotline for employees to report violations of Lakeland’s Code of Ethics or other company policies and to report any ethical concerns.

The information contained in this report shall not be deemed “soliciting material” to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Lakeland specifically incorporates it by reference into such filing.

The Audit Committee: Jeffrey Schlarbaum, Chairman A. John Kreft, Vice Chairman James M. Jenkins

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 INDEPENDENT AUDITOR FEE INFORMATION

The Audit Committee appointed Deloitte as the independent registered public accounting firm to audit the financial statements for the fiscal year ended January 31, 2023.  Deloitte has served as our independent registered public accounting firm since 2020.

Fees billed for services by Deloitte during fiscal 2023 and fiscal 2022 are as follows:

	Fiscal 2023	Fiscal 2022
Audit Fees	$735,000	$600,000
Audit-Related Fees	$96,100	$--
Tax Fees	$--	$--
All Other Fees	$--	$--
Total	$831,100	$600,000

Audit Fees

Includes fees billed for professional services rendered for audit of our annual financial statements in compliance with Section 404 of the Sarbanes-Oxley Act of 2002 and review of financial statements included in our Forms 10-Q and other filings with the SEC.

Audit-Related Fees

Includes certain services that are reasonably related to the performance of the audit or review of Lakeland’s consolidated financial statements and fees for acquisition related services.

Tax Fees

Includes service for tax compliance, tax advice and tax planning.

All Other Fees

Includes fees billed for services not classified in any of the above categories.

Audit Committee Pre-Approval Policy

In accordance with applicable laws and regulations, the Audit Committee reviews and pre-approves any non-audit services to be performed by our independent registered public accounting firm to ensure that the work does not compromise their independence in performing their audit services.  The Audit Committee generally also reviews and pre-approves all audits, audit related, tax and all other fees, as applicable.  In some cases, pre-approval may be provided by the full committee for up to a year and relates to a particular category or group of services and is subject to a specific budget and SEC rules. In other cases, the chairman of the Audit Committee has the delegated authority from the committee to pre-approve additional services, and such pre-approvals are then communicated to the full Audit Committee at its next meeting.

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PROPOSAL NO. 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

As required by Section 14A of the Exchange Act, the Company is providing stockholders with an advisory (non-binding) vote on compensation programs for our named executive officers (sometimes referred to as “say on pay”). See “Executive Officer Compensation.” Accordingly, you may vote on the following resolution at the Annual Meeting:

RESOLVED, that the compensation paid to the named executive officers, as disclosed in this Proxy Statement pursuant to the SEC’s executive compensation disclosure rules (which disclosure includes the compensation tables and the narrative discussion that accompanies the compensation tables), is hereby approved.

This non-binding advisory vote on executive compensation will be considered approved by the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote on the matter. You may vote “for,” “against” or “abstain.” Although this vote is non-binding, the Board and the Compensation Committee, which is comprised of independent directors, expect to take into account the outcome of the vote when considering future executive compensation decisions.

Our Board has adopted a policy of providing for annual advisory (non-binding) votes from stockholders on executive compensation. The next say on pay vote will occur at the 2024 Annual Meeting, and the next required advisory (non-binding) vote on the frequency of say on pay votes occurs at the 2024 Annual Meeting.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL

EXECUTIVE OFFICERS

Our Executive Officers are appointed by our Board and serve at its discretion. Set forth below is information regarding our current Executive Officers:

NAME	POSITION	AGE
Charles D. Roberson (1)	Chief Executive Officer, President and Secretary	60
Roger D. Shannon	Chief Financial Officer	58
Steven L. Harvey	Executive Vice President for Global Sales and Marketing	62
Hui (Helena) An	Chief Operating Officer	49

(1)       Mr. Roberson’s biography is included under the heading “Election of Directors.”

Roger D. Shannon has been our Chief Financial Officer since February 2023.  From June 2019 to November 2022, Mr. Shannon was Chief Financial Officer and Treasurer of Charah Solutions. From November 2015 to June 2019, Mr. Shannon served in various roles for ADTRAN, a publicly-traded provider of next-generation networking solutions, including Chief Financial Officer, Senior Vice President of Finance, Treasurer and Head of Corporate Development at ADTRAN. Mr. Shannon also served as Chief Financial Officer and Treasurer for Steel Technologies and various senior finance roles at the Brown-Forman Corporation, British American Tobacco, and accounting positions at Vulcan Materials Company, Lexmark International and KPMG.

Steven L. Harvey has been our Executive Vice President for Global Sales and Marketing since January 2021.  From 2007 to 2018, Mr. Harvey was Vice-President of Global Sales and Service of Digium, Inc., a provider of telecommunications solutions. From 2003 to 2007, Mr. Harvey was employed by Adtran, Inc., a provider of networking and communications equipment as the Vice President of Sales, Enterprise and Competitive Service Providers, as the Vice President of Sales, Competitive Service Providers from 1998 to 2002 and as the Vice President of Sales, Enterprise from 1996 to 1998.  Mr. Harvey was also an Executive Vice President of, and held various sales positions for, Data Processing Sciences, and began his career at The Procter & Gamble Company.

Helena An has served as our Chief Operating Officer since April 6, 2023.  Ms. An previously served as our Vice President of Procurement and Asia Manufacturing since 2018.  Ms. An has been with Lakeland for over 25 years in various procurement and manufacturing leadership positions.

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EXECUTIVE OFFICER COMPENSATION

The Company is both an accelerated filer and a smaller reporting company. For purposes of executive officer compensation, the Company is governed by the disclosure rules applicable to smaller reporting companies. Therefore, the following Executive Compensation Overview is not comparable to the “Compensation Discussion and Analysis” that is required of SEC reporting companies that are not smaller reporting companies.

EXECUTIVE COMPENSATION OVERVIEW

Compensation Philosophy and Objectives. The Company seeks to pay its executive officers total compensation that is competitive with other companies of comparable size and complexity. Generally, the types of compensation and benefits provided to the Chief Executive Officer and other executive officers are comparable to those provided to other executive officers of small cap, publicly traded and similarly sized companies in the industry in which the Company operates.

The compensation policies of the Company are designed to:

•	Increase stockholder value;
•	Increase the overall performance of the Company;
•	Attract, motivate and retain experienced and qualified executives; and
•	Incentivize the executive officers to achieve the highest level of Company financial performance.

While the Company seeks to maintain competitive compensation arrangements for its executives, it also strongly believes that the competitiveness of the compensation packages should be based on the total compensation achievable by the executive officers and that a significant portion of that compensation should be incentive based - linked to the performance of the Company. Consistent with Company philosophy and objectives, executive compensation is weighted heavily toward incentive compensation that is based on target performance metrics that are common to all incentive compensation throughout the Company.  These targets are recommended by the executive team and are subject to approval by the Compensation Committee.  Accordingly, the executive compensation packages provided to the Chief Executive Officer and the other executive officers are structured to include, among other things and in addition to base salary, cash bonus, benefits, and equity incentives. The Company seeks to have incentive compensation comprise between 50% and 60% of total executive compensation, at target performance levels. A reasonable portion of the compensation packages for executive officers is in the form of restricted stock unit grants, which are intended to provide incentives to executive officers to achieve long-term growth in the earnings and price of the Company’s common stock and enhance executive retention. Additional annual cash bonus opportunities based on pre-established performance goals as determined by the Compensation Committee are utilized to make adjustments necessary to maintain the competitiveness of executive compensation without compromising the Company’s commitment to keeping executive incentive compensation greater that 50% of total compensation. Overall compensation levels are intended to be set such that there must be growth in the market price of the Company’s common stock and growth in the Company’s financial performance parameters in order for executive officers to achieve a competitive compensation level.

The Compensation Committee believes that executive officer compensation should seek to align the interests of executives with those of the Company’s stockholders, by seeking to reward long-term growth (not short-term) in the value of the Company’s common stock and to reward the achievement of financial goals by the Company. For fiscal 2023, incentive components of restricted stock unit grants and incentive-based cash bonuses were based upon levels of revenues, Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) margins, and free cash flow. These incentives were intended to keep the executive team focused on the core goal of overall long-term corporate performance.

When setting or recommending compensation levels, the Compensation Committee considers the overall performance of the Company, the individual performance of each of the executive officers, and their individual contributions to and ability to influence the Company’s performance, and also seeks to encourage teamwork amongst the executives.

The Compensation Committee believes that the level of total compensation, including base salary, bonus, equity grants and benefits of executives should generally be maintained to compete with other public and private companies of comparable size and complexity. The Compensation Committee bases its determinations on a variety of factors, including the personal knowledge of market conditions that each member of the Compensation Committee has gained in his or her own experience managing businesses, salary surveys available to the Company, the knowledge of the Chief Executive Officer and other executives as to local market conditions, information learned regarding the compensation levels at other small cap companies in the industrial apparel industry and other similarly sized businesses and information provided by independent compensation consultants. The Compensation Committee periodically evaluates the types and levels of compensation paid by the Company to ensure that it is able to attract and retain qualified executive officers and that their compensation remains comparable to compensation paid to similarly situated executives in comparable companies.

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The following describes in more specific terms the elements of compensation that implement the compensation philosophy and objectives described above, with specific reference to compensation earned by the named executive officers for the fiscal year ended January 31, 2023. “Named executive officers” refers to those executive officers named in the Summary Compensation Table that immediately follows this discussion.

Base Salaries. The base salary of each of our named executive officers is fixed pursuant to the terms of their respective employment agreements with us and is determined by evaluating the responsibilities of the position, the experience and knowledge of the individual and the competitive marketplace at that time for executive talent, including a comparison to base salaries for comparable positions (considered in the context of the total compensation paid by such companies). Salaries are reviewed from time to time thereafter, generally in connection with the expiration of employment agreements or when other considerations warrant such review in the discretion of the Compensation Committee and the Board, considering the foregoing factors as well as the executive’s performance and the other factors considered in setting total compensation described above.

When salary adjustments are considered, they are made in the context of the total compensation for executive officers, consistent with the core principles discussed above. In each case, the participants involved in recommending and approving salary adjustments consider the performance of each executive officer, including consideration of new responsibilities and the previous year’s corporate performance. Individual performance evaluations take into account such factors as achievement of specific goals that are driven by the Company’s strategic plan and attainment of specific individual objectives. The factors impacting base salary levels are not assigned specific weights but are considered as a totality, against the backdrop of the Company’s overall compensation philosophy, and salary adjustments are determined in the discretion of the Compensation Committee and the Board.

Bonuses. The Company has historically granted its annual bonuses to executive officers based on corporate performance, as measured by reference to factors which the Compensation Committee believes reflect objective performance criteria over which management generally has the ability to exert some degree of control. With respect to the fiscal year ended January 31, 2023, the Compensation Committee approved a bonus program pursuant to which the named executive officers, as well as other key employees, would earn bonuses based upon defined corporate performance goals and individual financial and operational parameters. The Compensation Committee set corporate performance goals tied to revenues (weighted at 40%), EBITDA margin (weighted at 40%) and free cash flow (weighted at 20%) for the annual cash bonus program for the fiscal year ended January 31, 2023, with payouts ranging from 50% of target for minimum level of performance, 100% of target for target level performance, and 200% of target for performance at the maximum level.  Mr. Roberson’s target bonus for fiscal 2023 was 65% of his base salary, Mr. Dillard’s target bonus for fiscal 2023 was 40% of his base salary, and Mr. Harvey’s target bonus for fiscal 2023 was 30% of his base salary.

Equity Awards/Restricted Stock Unit Grants. A third component of executive officers’ compensation is grants of shares of restricted stock or restricted stock units issued pursuant to our stock plans then in effect; although the Compensation Committee may consider using other equity-based incentives in the future and in fact issued a stock option to Allen E. Dillard, the Company’s former Chief Operating and Financial Officer, upon the commencement of his employment in August 2019, to Steven Harvey, Executive Vice President for Global Sales and Marketing, upon the commencement of his employment in January 2021, and to Roger Shannon, Chief Financial Officer, upon the commencement of his employment in February 2023. The Compensation Committee grants restricted stock units to the Company’s executive officers in order to align their interests with the interests of the stockholders.  Restricted stock and restricted stock unit grants are considered by the Company to be an effective long-term incentive because the executives’ gains are linked to increases in stock value, which in turn provides stockholder gains. Our executive officers received grants of restricted stock units in fiscal 2022 and fiscal 2023, each in accordance with the terms of our 2017 Equity Incentive Plan. Half of the restricted stock units granted in fiscal 2023 vest based solely on the passage of time (ratably over three years beginning with the first anniversary of the date of grant), and the other half of the restricted stock units vest at the end of a three-year performance period, based upon revenue growth (25%) and EBITDA margin (25%). At the end of the applicable performance period, a number of shares will vest, if any, based on the performance levels achieved, with payouts ranging from 50% of target for minimum level of performance, 100% of target for target level performance, and 150% of target for performance at the maximum level.

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Setting Executive Compensation. Base salaries and other compensation for the Chief Executive Officer and other executive officers are set by the Compensation Committee and reflect a number of elements including recommendations by our Chief Executive Officer as to the other executive officers based on evaluation of their performance and the other factors described above. The Compensation Committee also considers the recommendations and analysis of Willis Towers Watson, its independent compensation consultant, on matters of executive officer and director compensation.  The Compensation Committee works closely with the Chief Executive Officer in establishing compensation levels for the other executive officers. Mr. Roberson and the individual executives engage in discussions regarding the executive’s salary, and Mr. Roberson reports on such discussions and makes his own recommendations to the Compensation Committee. The Compensation Committee will separately discuss with Mr. Roberson any proposed adjustment to his own compensation. The Compensation Committee reports to the Board on all proposed changes in executive compensation after it has formed a view on appropriate adjustments and makes recommendations for consideration of the Board for executive officers other than the Chief Executive Officer. The Compensation Committee sets the compensation level for the Chief Executive Officer, and, with recommendations from the Board, for the other executive officers. Salary levels and other aspects of compensation for the Chief Executive Officer and the Chief Financial Officer historically have been set forth in employment agreements.

The Compensation Committee is charged with the responsibility for approving the compensation package for the Chief Executive Officer. The Chief Executive Officer is not present during voting or deliberation on his performance or compensation.

Retirement Benefits. The Company does not provide any retirement benefits to its executive officers, other than matching a portion of employee contributions to the Company’s 401(k) plan.

Employment Agreements. The Company entered into employment agreements with each of its named executive officers for fiscal year 2023. These employment agreements are described in more detail under the caption “Narrative to Compensation Table” below.

Taxation and Accounting Matters. The Compensation Committee has considered the accounting and tax impact of various elements of compensation provided to our executive officers to balance the potential cost to us with the benefit and value of the compensation to the executive officers, but those considerations have generally not been a material factor in determining amounts of compensation for our executive officers.

Stock Ownership and Clawback Requirements.  The Compensation Committee has established Equity Retention Requirements and restrictions on equity awards for directors and executives.  These retention requirements and restrictions are consistent with practices within the Company’s peer group and are designed to increase alignment of executive and shareholder interests. The retention requirements establish minimum equity positions, as a multiple of annual salary, that must be maintained by directors and executives prior to disposing of any shares acquired under the incentive plan.  These requirements are outlined below:

Title	Minimum Ownership Requirement
CEO	4 times base salary
Other Officers	2 times base salary
Directors	2 times cash retainer

In addition to the minimum ownership requirements, the Compensation Committee has put in place additional restrictions on director and executive equity grants under the 2017 Equity Incentive Plan.  These restrictions are summarized below:

•	Limited Disposition of Shares Awarded Under the Plan
○	Disposition of shares is not allowed until minimum ownership levels are attained.
○	Dispositions after attainment of ownership minimums are limited to 50% of issued awards.
•	Anti-Hedging and Anti Pledging Policy
○	Shares obtained or available under the equity award plan may not be hedged or pledged for any purpose.
•	Clawback Provisions

Lakeland will recoup vested or unvested equity awards issued or paid pursuant to the Company’s LTIP in the event Lakeland is required to prepare an accounting restatement due to significant or material noncompliance with any financial reporting requirement under the securities laws.

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SUMMARY COMPENSATION TABLE

The table below sets forth all salary, bonus and other compensation paid (or payable in respect of bonuses) to our principal executive officer and each of the two highest paid executive officers other than the principal executive officer (our “named executive officers”) for the fiscal years ended January 31, 2023 and 2022. As used in this Proxy Statement, FY refers to a fiscal year ended January 31. For example, FY23 refers to the fiscal year ended January 31, 2023.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards (1) ($)	Option Awards (1) ($)	Nonequity Incentive Plan Compensation ($)	All Other Compensation(2) ($)	Total ($)
Charles D. Roberson Chief Executive Officer, President and Secretary	2023 2022	$425,000 $376,923	-- --	$425,000 $375,000	-- --	$67,111 $232,318	$10,709 $10,386	$927,820 $994,627
Allen E. Dillard Former Chief Operating and Financial Officer (3)	2023 2022	$325,000 $286,442	-- --	$243,750 $213,750	-- --	$30,000 $119,615	$10,702 $11,318	$609,452 $631,125
Steven L. Harvey Executive Vice President for Global Sales and Marketing	2023 2022	$344,619(4) $348,803(5)	-- --	$96,000 $96,000	-- --	$17,491 $57,546	$10,737 $5,603	$468,847 $507,952

(1)

The amounts in this column represent the aggregate grant date fair value of the stock awards and option awards, as applicable. Generally, the grant date fair value is the amount that we would expense in our financial statements over the vesting period of the award based on the probable outcome of the award conditions. Assumptions used in the calculation of this amount are included in Note 8 to our audited financial statements for the fiscal year ended January 31, 2023, which were included in our Annual Report on Form 10-K filed with the SEC on April 18, 2023. The amounts reported in the stock awards column for 2023 assume performance at the target level. If maximum performance is achieved, the amounts would be: Mr. Roberson ($531,250); Mr. Dillard ($304,688); and Mr. Harvey ($120,000).

(2)	For fiscal 2022 and 2023, represents Company contributions to 401(k) Plan.
(3)

Mr. Dillard served as Chief Operating and Financial Officer of the Company until February 1, 2023. Upon the hiring of Mr. Shannon as the Company’s Chief Financial Officer, Mr. Dillard became the Chief Operating Officer of the Company, and he served in that role until April 6, 2023, at which time Ms. An was appointed as Chief Operating Officer of the Company.

(4)	Includes commissions of $104,619.
(5)	Includes commissions of $108,803.

NARRATIVE TO SUMMARY COMPENSATION TABLE

We are party to employment agreements with our three named executive officers, a summary of the terms of which are set forth below.

Charles D. Roberson. Pursuant to Mr. Roberson’s employment agreement, as amended to date, Mr. Roberson receives an annual base salary of $425,000 and participates in the Company’s annual incentive bonus program.  The original term of Mr. Roberson’s employment agreement terminated on January 31, 2022, but the agreement provides for automatic 12-month extensions unless either the Company or Mr. Roberson provide written notice of termination at least 90 days prior to the expiration of the term. Pursuant to this agreement, Mr. Roberson is also eligible to participate, as determined in the discretion of the Compensation Committee, in the Company’s 2017 Equity Incentive Plan and any other equity plans of the Company as may become effective. In respect of fiscal 2023, Mr. Roberson earned a performance bonus of $67,111. Mr. Roberson participates in the Company’s benefit plans and is entitled to the benefits available to all other senior executives, including health insurance coverage, and disability and life insurance. Pursuant to his employment agreement, Mr. Roberson is subject to non-competition and confidentiality restrictions, which, in the case of non-competition, covers the term of his employment and for a period of one year thereafter. The potential payments to Mr. Roberson in connection with any termination are discussed below under “Potential Payments Upon Termination.”

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Allen E. Dillard. Mr. Dillard served as Chief Operating and Financial Officer of the Company during fiscal year 2023.  Mr. Dillard’s employment agreement, as amended, provided for employment through February 1, 2022, with automatic 12-month extensions unless either party provides 90 days prior notice thereto.  Mr. Dillard was entitled to an annual base salary of $325,000 and participated in the Company’s annual incentive bonus program.  Pursuant to his employment agreement, Mr. Dillard was also eligible to participate, as determined in the discretion of the Compensation Committee, in the Company’s 2017 Equity Incentive Plan and any other equity plans of the Company as may become effective. In respect of fiscal 2023, Mr. Dillard earned a performance bonus of $30,000. Mr. Dillard participated in the Company’s benefit plans and was entitled to the benefits available to other officers and employees, including pension plans, profit sharing plans, health insurance coverage, and disability insurance. Pursuant to his employment agreement, Mr. Dillard continues to be subject to non-competition and confidentiality restrictions, which, in the case of non-competition, covers the term of his employment and for a period of one year thereafter. The potential payments to Mr. Dillard in connection with any termination are discussed below under “Potential Payments Upon Termination.”

Steven L. Harvey. Pursuant to Mr. Harvey’s employment agreement, which commenced on January 4, 2021 and has a two-year term originally expiring on January 3, 2023 with automatic 12-month extensions unless either party provides 90 days prior notice thereto. Mr. Harvey receives an annual base salary of $240,000 plus commissions tied to an annual sales target and participates in the Company’s annual incentive bonus program. Pursuant to his agreement, Mr. Harvey is also eligible to participate, as determined in the discretion of the Compensation Committee, in the Company’s 2017 Equity Incentive Plan and any other equity plans of the Company as may become effective. Mr. Harvey earned a performance bonus of $17,491 for fiscal 2023.  Mr. Harvey participates in the Company’s benefit plans and is entitled to the benefits available to all other senior executives, including health insurance coverage, and disability and life insurance. Pursuant to his employment agreement, Mr. Harvey is subject to non-competition and confidentiality restrictions, which, in the case of non-competition, covers the term of his employment and for a period of one year thereafter. The potential payments to Mr. Harvey in connection with any termination are discussed below under “Potential Payments Upon Termination.”

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OUTSTANDING EQUITY AWARDS AT FISCAL 2023 YEAR-END

The following table sets forth information with respect to outstanding equity-based awards at January 31, 2023 for our named executive officers.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Un-exercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)(1)	Equity Incentive Plan Awards: Market or Payout of Unearned Shares, Units or Other Rights that have not Vested ($)(1) (2)
Charles D. Roberson, CEO	--	--	--	--	--	--	--	16,957(3) 21,591(4) 24,556(5)	$245,537 $312,638 $355,571
Allen E. Dillard, Former CFO/COO	16,600	--	--	$11.17	8/12/2030	--	--	11,559(3) 12,307(4) 14,333(5)	$167,374 $178,205 $207,542
Steven L. Harvey, Executive VP for Global Sales and Marketing	6,800(6)	3,400(6)	--	$28.21	1/3/2031	--	--	5,527(4) 5,547(5)	$80,031 $80,321

(1)

The level of award (minimum, target or maximum) and final vesting is based on the Company’s levels of revenue growth, EBITDA margin, free cash flow, as well as Board discretion and retention of employment. The amounts reported assume maximum level of performance. The actual total number of shares that vest may differ.

(2)	Market value is based on the closing price of our common stock on January 31, 2023 of $14.48.
(3)

The award is subject to a three-year performance period that began February 1, 2021 and ended January 31, 2023. The amounts earned, as determined by the Compensation Committee in April 2023 based on actual performance, including the time-based portion of such awards, were as follows: Mr. Roberson, 15,904 shares; and Mr. Dillard, 10,841 shares.

(4)	The award is subject to a three-year performance period that began February 1, 2022 and ends January 31, 2024 and vests January 31, 2024.
(5)	The award is subject to a three-year performance period that began February 1, 2023 and ends January 31, 2025 and vests January 31, 2025.
(6)

The stock options are for a term of 10 years, exercisable at $28.21 per share. One-third of the options vested on January 4, 2022 and one-third vested on January 4, 2023. The remaining one-third (3,400) of the options vest on January 4, 2024, subject to continued employment through such vesting date.

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POTENTIAL PAYMENTS UPON TERMINATION

Charles D. Roberson

Pursuant to the terms of Mr. Roberson’s employment agreement, if Mr. Roberson’s employment is terminated “for cause” (as defined in the employment agreement), his employment agreement would terminate immediately and he would be paid his accrued and unpaid base salary through the date of termination, any annual bonus earned for the year prior to the year of termination but not yet paid and any other employee benefits generally paid by the Company up to the date of termination (collectively, the “CR Accrued Obligations”).  In the event Mr. Roberson terminates his employment for “good reason” (as defined in the employment agreement) or he is terminated by the Company without cause, Mr. Roberson is entitled to be paid (a) the CR Accrued Obligations, (b) an additional twelve months of his then current base salary payable in equal monthly installments, and (c) a pro rata portion of any annual bonus earned for the year of termination through the date of termination, as determined in good faith by the Compensation Committee. In the event Mr. Roberson is terminated without cause or if he terminates for good reason within 24 months after a change in control (as defined in the employment agreement), the Company is obligated to pay him (a) the CR Accrued Obligations, (b) a lump sum amount equal to 24 months of base salary as in effect at termination or during the year immediately prior to the change in control, whichever is greater, and (c) two times a target bonus amount, if any, in effect at termination. In the event of Mr. Roberson’s death or disability (as defined in the employment agreement), Mr. Roberson or his beneficiary or estate is entitled to receive the CR Accrued Obligations and a pro-rata portion of his annual bonus, if any, for the year of termination through the date of termination. Mr. Roberson has the right to terminate his agreement at any time on 60 days written notice, in which event he will be entitled to the CR Accrued Obligations.

Allen E. Dillard

Pursuant to the terms of Mr. Dillard’s employment agreement, if Mr. Dillard’s employment was terminated “for cause” (as defined in the employment agreement), his employment agreement would terminate immediately and he would be paid his accrued and unpaid base salary through the date of termination, any annual bonus earned for the year prior to the year of termination but not yet paid and any other employee benefits generally paid by the Company up to the date of termination (collectively, the “AD Accrued Obligations”). In the event Mr. Dillard terminated his employment for “good reason” (as defined in the employment agreement) or he is terminated by the Company without cause, Mr. Dillard would be entitled to be paid (a) the AD Accrued Obligations, (b) an additional twelve months of his then current base salary payable in equal monthly installments, and (c) a pro rata portion of any annual bonus earned for the year of termination through the date of termination, as determined in good faith by the Compensation Committee. In the event Mr. Dillard was terminated without cause or if he terminated for good reason within 18 months after a change in control (as defined in the employment agreement), the Company would be obligated to pay his (a) the AD Accrued Obligations, (b) a lump sum amount equal to 24 months of base salary as in effect at termination or during the year immediately prior to the change in control, whichever is greater, and (c) two times a target bonus amount, if any, in effect at termination. In the event of Mr. Dillard’s death or disability (as defined in the employment agreement), Mr. Dillard or his beneficiary or estate would have been entitled to receive the AD Accrued Obligations and a pro-rata portion of his annual bonus, if any, for the year of termination through the date of termination.

On April 6, 2023, Mr. Dillard retired from the Company.  Mr. Dillard’s departure from the Company qualified him for severance benefits consistent with a termination without cause under Mr. Dillard’s employment agreement, including continuation of his base salary for a period of twelve (12) months from the date of his retirement; an amount equal to $7,500 as a pro rata portion of the annual bonus for the fiscal year ending January 31, 2024; and payment for credited and unused vacation days under the Company’s existing policies. On April 9, 2023, the Company and Mr. Dillard entered into a General Release and Severance Agreement, which provides for the payments discussed above, a general release of claims in favor of the Company, vesting of Mr. Dillard’s restricted stock units that were scheduled to vest in April 2023, and requires Mr. Dillard’s continued compliance with, among other things, applicable confidentiality and non-competition requirements.

Steven L. Harvey

Pursuant to the terms of Mr. Harvey’s employment agreement, if Mr. Harvey’s employment is terminated “for cause” (as defined in the employment agreement), his employment agreement would terminate immediately and he would be paid his accrued and unpaid base salary and commissions through the date of termination, any annual bonus earned for the year prior to the year of termination but not yet paid and any other employee benefits generally paid by the Company up to the date of termination (collectively, the “SH Accrued Obligations”). In the event Mr. Harvey terminates his employment for “good reason” (as defined in the employment agreement) or he is terminated by the Company without cause, Mr. Harvey is entitled to be paid (a) the SH Accrued Obligations, (b) an additional twelve months of his then current base salary payable in equal monthly installments, and (c) a pro rata portion of any annual bonus earned for the year of termination through the date of termination, as determined in good faith by the Compensation Committee. In the event Mr. Harvey is terminated without cause or if he terminates for good reason within 18 months after a change in control (as defined in the employment agreement), the Company is obligated to pay his (a) the SH Accrued Obligations, (b) a lump sum amount equal to 24 months of base salary as in effect at termination or during the year immediately prior to the change in control, whichever is greater, and (c) two times a target bonus amount, if any, in effect at termination. In the event of Mr. Harvey’s death or disability (as defined in the employment agreement), Mr. Harvey or his beneficiary or estate is entitled to receive the SH Accrued Obligations and a pro-rata portion of his annual bonus, if any, for the year of termination through the date of termination. Mr. Harvey has the right to terminate his agreement at any time on 60 days written notice, in which event he will be entitled to the SH Accrued Obligations.

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PAY VERSUS PERFORMANCE1

In accordance with rules adopted by the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we are providing the following disclosure regarding executive compensation for our principal executive officer (“PEO”) and Non-PEO named executive officers (“NEOs”) and Company performance for the fiscal years listed below.  The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (1)(2)(3)	Average Summary Compensation Table Total for Non-PEO NEOs (1)	Average Compensation Actually Paid to Non-PEO NEOs (1)(2)(4)	Value of Initial Fixed $100 Investment Based on TSR (5)	Net Income
2023	$927,820	$587,316	$539,100	$363,453	$52	$2,000,000
2022	$994,627	$746,108	$569,289	$403,640	$76	$11,000,000

(1)

The PEO for fiscal years 2023 and 2022 was Charles D. Roberson. The non-PEO NEOs for fiscal years 2023 and 2022 were Allen E. Dillard (our former Chief Operating and Financial Officer) and Steven L. Harvey (Executive Vice President for Global Sales and Marketing).

(2)

The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnotes 3 and 4 below. Equity values are calculated in accordance with FASB ASC Topic 718.

(3)	To calculate the amounts of Compensation Actually Paid to the PEO in each of 2023 and 2022, the following adjustments were made to the PEO’s Summary Compensation Table Total for each respective year:

a.	Fiscal Year 2023:

i.	We deducted $425,000 reported in the Summary Compensation Table, reflecting the grant date fair value of equity-based awards granted to the PEO in fiscal year 2023;

ii.	we added $328,204, reflecting the fair value of such equity-based awards as of the end of fiscal year 2023;

iii.

we deducted $132,790, reflecting the change in the fair value during fiscal year 2023 of equity-based awards granted to the PEO before fiscal year 2023 that were outstanding and unvested as of the end of fiscal year 2023; and

iv.

we deducted $110,918, reflecting, as of the applicable vesting date, the change in the fair value during fiscal year 2023 of equity-based awards granted to the PEO before fiscal year 2023 that vested during fiscal year 2023.

__________________________

1 Numbers included in this section are based on preliminary calculations of Willis Towers Watson.  Updates needed as numbers are finalized.

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b.	Fiscal Year 2022:

i.	We deducted $375,000 reported in the Summary Compensation Table, reflecting the grant date fair value of equity-based awards granted to the PEO in fiscal year 2022;

ii.	we added $363,078, reflecting the fair value of such equity-based awards as of the end of fiscal year 2022;

iii.

we deducted $126,133, reflecting the change in the fair value during fiscal year 2022 of equity-based awards granted to the PEO before fiscal year 2022 that were outstanding and unvested as of the end of fiscal year 2022; and

iv.

we deducted $110,465, reflecting, as of the applicable vesting date, the change in the fair value during fiscal year 2022 of equity-based awards granted to the PEO before fiscal year 2022 that vested during fiscal year 2022.

(4)

To calculate the amounts of Compensation Actually Paid, on average, to our non-PEO NEOs in each of 2023 and 2022, the following adjustments were made to the Average Summary Compensation Table Total for Non-PEO NEOs for each respective year:

a.	Fiscal Year 2023:

i.	We deducted $169,875 reported in the Summary Compensation Table, reflecting the grant date fair value of equity-based awards granted to the non-PEO NEOs in fiscal year 2023;

ii.	we added $131,189, reflecting the fair value of such equity-based awards as of the end of fiscal year 2023;

iii.

we deducted $87,998, reflecting the change in the fair value during fiscal year 2023 of equity-based awards granted to the non-PEO NEOs before fiscal year 2023 that were outstanding and unvested as of the end of fiscal year 2023; and

iv.

we deducted $48,962, reflecting, as of the applicable vesting date, the change in the fair value during fiscal year 2023 of equity-based awards granted to the PEO before fiscal year 2023 that vested during fiscal year 2023.

b.	Fiscal Year 2022:

i.	We deducted $154,875 reported in the Summary Compensation Table, reflecting the grant date fair value of equity-based awards granted to the non-PEO NEOs in fiscal year 2022;

ii.	we added $149,957, reflecting the fair value of such equity-based awards as of the end of fiscal year 2022;

iii.

we deducted $117,703, reflecting the change in the fair value during fiscal year 2022 of equity-based awards granted to the non-PEO NEOs before fiscal year 2022 that were outstanding and unvested as of the end of fiscal year 2022; and

iv.

we deducted $43,027, reflecting, as of the applicable vesting date, the change in the fair value during fiscal year 2022 of equity-based awards granted to the non-PEO NEOs before fiscal year 2022 that vested during fiscal year 2022.

(5)

The values disclosed in this TSR column represent the measurement period value of an investment of $100 in our common stock as of January 31, 2021, and then valued again on each of January 31, 2022 and January 31, 2023. Historical stock performance is not necessarily indicative of future stock performance.

29

Description of Relationship Between PEO and Other NEO Compensation Actually Paid and Company Total Shareholder Return (“TSR”)

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our other NEOs, and the Company’s cumulative TSR over the two most recently completed fiscal years.

30

Description of Relationship Between PEO and Other NEO Compensation Actually Paid and Net Income

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our other NEOs, and our Net Income during the two most recently completed fiscal years.

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 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information regarding the beneficial ownership of the Company’s outstanding common stock as of April 21, 2023, the record date, including shares as to which a right to acquire ownership within 60 days of the record date exists within the meaning of Rule 13d-3(d)(1) under the Exchange Act, by: (i) each of the named executive officers of the Company; (ii) each director and nominee for director of the Company; (iii) all directors and executive officers of the Company as a group and (iv) each person who is known by the Company to beneficially own more than 5% of the Common Stock.

Except as otherwise noted, the persons named in the table have sole voting and investment power with respect to their shares of Common Stock shown as beneficially owned by them and the address for each beneficial owner, unless otherwise noted, is c/o Lakeland Industries, Inc., 1525 Perimeter Parkway, Suite 325, Huntsville, AL 35806.

Named Executive Officers and Directors (Including 2023 Director Nominees)	Amount and Nature of Beneficial Ownership (1)		Percent of Class
Christopher J. Ryan	121,577	(2)	1.7%
A. John Kreft	56,870	(3)	*
Thomas McAteer	49,718	(4)	*
James M. Jenkins	17,252	(5)	*
Jeffrey Schlarbaum	15,071	(6)	*
Nikki L. Hamblin	5,714	(7)	*
Ronald Herring	0		0%
Melissa Kidd	0		0%
Charles D. Roberson	79,498	(8)	1.1
Allen E. Dillard	56,925	(9)	*
Steven L. Harvey	7,474	(10)	*
All officers and directors as a group (10 persons)	451,339	(11)	6.1%

*	Less than 1%
(1)

Table does not include performance-based restricted stock grants under the Company’s 2017 Equity Incentive Plan (performance vesting at end of three years), as the recipients do not have the right to vote or other elements of beneficial ownership until vesting.

(2)

Includes 3,918 restricted shares issued pursuant to the 2017 Equity Incentive Plan, subject to a one-year vesting period from the date of grant and 749 restricted shares subject to a three-year vesting from the date of grant, in each case subject to continued services as a director.

(3)	Includes 3,918 restricted shares issued pursuant to the 2017 Equity Incentive Plan, subject to a one-year vesting period from the date of grant, subject to continued services as a director.
(4)	Includes 3,918 restricted shares issued pursuant to the 2017 Equity Incentive Plan, subject to a one-year vesting period from the date of grant, subject to continued services as a director.
(5)	Includes 3,918 restricted shares issued pursuant to the 2017 Equity Incentive Plan, subject to a one-year vesting period from the date of grant, subject to continued services as a director.
(6)	Includes 3,918 restricted shares issued pursuant to the 2017 Equity Incentive Plan, subject to a one-year vesting period from the date of grant, subject to continued services as a director.
(7)	Includes 3,918 restricted shares issued pursuant to the 2017 Equity Incentive Plan, subject to a one-year vesting period from the date of grant, subject to continued services as a director.
(8)	Includes 25,029 restricted shares issued pursuant to the 2017 Equity Incentive Plan, subject to a three-year vesting period from the date of grant, subject to continued services as an officer.
(9)	Includes 14,345 restricted shares issued pursuant to the 2017 Equity Incentive Plan, subject to a three-year vesting period from the date of grant, subject to continued services as an officer.
(10)

Includes 5,741 restricted shares issued pursuant to the 2017 Equity Incentive Plan, subject to a three-year vesting period from the date of grant, subject to continued services as an officer. Excludes 10,200 shares underlying stock options that do not vest within 60 days of the date of April 21, 2023.

(11)	Includes an aggregate of 92,931 restricted shares.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Name and Address of Certain Beneficial Owners	Amount and Nature of Beneficial Ownership		Percent of Class
Private Capital Management, LLC 8889 Pelican Bay Boulevard, Suite 500 Naples, FL 34108	1,152,497	(12)	15.8%
Renaissance Technologies LLC 800 Third Avenue New York, NY 10022	492,302	(13)	6.7%
Dimensional Fund Advisors LP 6300 Bee Cave Road, Bldg. #1 Austin, Texas 78746	592,743	(14)	8.1%
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	384,843	(15)	5.3%
Pacific Ridge Capital Partners, LLC 4900 Meadows Rd, Suite 320 Lake Oswego, OR 97035	549,820	(16)	7.5%
Royce & Associates, LP 745 Fifth Avenue New York, NY 10151	425,862	(17)	5.8%

(12)

Based on the Schedule 13G/A filed with the Securities and Exchange Commission on February 10, 2023, Private Capital Management, LLC reported, as of December 31, 2022, beneficial ownership of 1,152,497 shares, including sole voting power over 379,105 shares, sole dispositive power over 379,105 shares, shared voting power over 773,392 shares and shared dispositive power over 773,392 shares. Private Capital Management, LLC disclaims beneficial ownership of shares over which it has dispositive power.

(13)

Based on the Schedule 13G/A filed with the Securities and Exchange Commission on February 13, 2023, Renaissance Technologies LLC and its majority owner, Renaissance Technologies Holdings Corporation, jointly reported, as of December 30, 2022, beneficial ownership over 492,302 shares, including sole voting and dispositive power over 492,302 shares with respect to both entities.

(14)

Based on the Schedule 13G/A filed with the Securities and Exchange Commission on February 10, 2023 by Dimensional Fund Advisors LP. According to the Schedule 13G/A, Dimensional Fund Advisors LP, an investment adviser, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager or sub-adviser to certain other commingled funds, group trusts and separate accounts (such investment companies, trusts and accounts, collectively referred to as the “Funds”). In certain cases, subsidiaries of Dimensional Fund Advisors LP may act as an adviser or sub-adviser to certain Funds. In its role as investment advisor, sub-adviser and/or manager, Dimensional Fund Advisors LP or its subsidiaries (collectively, “Dimensional”) may possess voting and/or investment power over the securities of Lakeland that are owned by the Funds and may be deemed to be the beneficial owner of the shares of Lakeland held by the Funds. However, all such securities are owned by the Funds. Dimensional disclaims beneficial ownership of such securities.

(15)

Based on the Schedule 13G filed with the Securities and Exchange Commission on February 9, 2023 by The Vanguard Group, Inc. reported, as of December 30, 2022, beneficial ownership of 384,843 shares, including sole voting power over 0 shares, sole dispositive power over 381,974 shares, shared voting power over 0 shares and shared dispositive power over 2,869 shares.

(16)

Based on the Schedule 13G filed with the Securities and Exchange Commission on February 13, 2023 by Pacific Ridge Capital Partners, LLC reported, as of December 31, 2022, beneficial ownership of 549,820 shares, including sole voting power over 391,200 shares and sole dispositive power over all 549,820 shares.

(17)

Based on the Schedule 13G filed with the Securities and Exchange Commission on January 23, 2023 by Royce & Associates, LP reported, as of December 31, 2022, beneficial ownership of 425,862 shares. Royce & Associates, LP has sole voting and dispositive power over all 425,862 shares.

33

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires the Company’s directors, officers and beneficial owners of more than 10% of the Common Stock (“Reporting Persons”) to file with the SEC initial reports of ownership of the Company’s equity securities and to file subsequent reports when there are changes in such ownership. Based solely upon our review of the copies of all Forms 3, 4 and 5 and amendments to these forms that have been filed with the SEC, we believe that all Reporting Persons complied on a timely basis with all filing requirements applicable to them with respect to our fiscal year ended January 31, 2023, except for (i) one late Form 3 for Hui An to report her beneficial ownership as of the date of her appointment as an executive officer and (ii) one late Form 4 for Hui An in connection with tax withholding of shares, each of which was filed on June 28, 2022.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

It is the Company’s policy that any material transaction involving our directors, executive officers and any other person that is a “related person” within the meaning of SEC regulations is required to be reported to our Chief Executive Officer. In addition, pursuant to NASDAQ Rule 5630(a), all related party transactions are required to be reported to the Audit Committee, which, with the assistance of legal counsel and such other advisors as it deems appropriate, is responsible for reviewing, approving or ratifying any such related party transaction. The Audit Committee shall approve only those related party transactions that it believes are in, or not inconsistent with, the best interests of the Company. A written policy to this effect has been adopted by our Board.

In addition, the Audit Committee generally conducts an annual review of all such transactions. In addition, every quarter, a report maintained by the Company’s accounting staff is reviewed and approved by the Chief Executive Officer and Chief Financial Officer.

There were no related party transactions entered into, for either fiscal year ended January 31, 2023 or January 31, 2022, and there are no currently proposed related party transactions.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS-2024 ANNUAL MEETING

The submission deadline for stockholder proposals to be included in our proxy materials for the 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) pursuant to Rule 14a-8 of the Exchange Act is January 2, 2024.  All proposals must be received by the Secretary at Lakeland Industries, Inc., 1525 Perimeter Parkway, Suite 325, Huntsville, AL 35806 by the required deadline and must comply with all other applicable legal requirements in order to be considered for inclusion in the Company’s 2024 Annual Meeting proxy materials. Any such proposal should be submitted by certified mail, return receipt requested, or other means, including electronic means, that allow the stockholder to prove the date of delivery.

In addition, our Bylaws require that we be given advance notice of stockholder nominations for election to the Board and of other matters which stockholders wish to present for action at an annual meeting of stockholders. The required notice must be delivered to the Secretary of the Company at our principal offices not less than 90 days and not more than 120 days prior to the anniversary date of the immediately preceding annual meeting of stockholders. These requirements are separate from and in addition to the SEC requirements that a stockholder must meet to have a stockholder proposal included in our proxy statement.

Pursuant to our Bylaws, if notice of any stockholder proposal is received prior to February 16, 2024 or after March 17, 2024, the notice will be considered untimely and we are not required to present such proposal at the 2024 Annual Meeting. If the Board chooses to present a proposal submitted prior to February 16, 2024 or after March 17, 2024 at the 2024 Annual Meeting, then the persons named in proxies solicited by the Board for the 2024 Annual Meeting may exercise discretionary voting power with respect to such proposal.

In addition to satisfying the requirements under our bylaws, to comply with the SEC’s universal proxy rules, Stockholders who intend to solicit proxies in support of director nominees other than the Company's nominees at the 2024 Annual Meeting must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.

34

OTHER MATTERS

The Board knows of no matters other than those described above that have been submitted for consideration at this Annual Meeting. As to other matters, if any, that properly may come before the Annual Meeting, the Board intends that the proxy cards will be voted in respect thereof in accordance with the judgment of the person or persons named thereon.

QUESTIONS

For information about your record holding, call Computershare at (800) 368-5948. We also invite you to visit Lakeland’s Internet site at www.lakeland.com, under the heading “Investor Relations- SEC Filings.” Internet site materials are for your information and are not part of this proxy solicitation. If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

If you have questions or need more information about the Annual Meeting write to be address below. Any written notice of revocation, or later dated proxy card, should be delivered to Lakeland Industries, Inc., 1525 Perimeter Parkway, Suite 325, Huntsville, AL 35806, Attn: Secretary.

Lakeland makes available, free of charge on its website, all of its filings that are made electronically with the SEC, including Forms 10-K, 10-Q and 8-K. These filings are also available on the SEC’s website (www.sec.gov). To access these filings, go to our website (www.lakeland.com) and click on the heading “Investor Relations- SEC Filings.” Copies of Lakeland’s Annual Report on Form 10-K for the fiscal year ended January 31, 2023, including financial statements and schedules thereto, filed with the SEC, are also available without charge to stockholders upon written request addressed to the Secretary, Lakeland Industries, Inc., 1525 Perimeter Parkway, Suite 325, Huntsville, AL 35806.

By Order of the Board of Directors,

Charles D. Roberson Secretary May 1, 2023

35

Lakeland Industries, Inc. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – JUNE 14, 2023 AT 9:00 AM CENTRAL DAYLIGHT TIME
CONTROL ID:
REQUEST ID:

The undersigned hereby appoints, Charles D. Roberson and Christopher J. Ryan, and each of them, as proxies, each with full power of substitution, to represent and to vote all the shares of common stock of Lakeland Industries, Inc. (the “Company”), which the undersigned would be entitled to vote, at the Company’s 2023 Annual Meeting of Stockholders to be held online at: https://www.issuerdirect.com/lake on June 14, 2023 and at any adjournments thereof, subject to the directions indicated on this Proxy Card.

This proxy, when properly executed, will be voted in the manner directed herein.  If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/lake
PHONE:	1-866-752-VOTE(8683)

ANNUAL MEETING OF THE STOCKHOLDERS OF LAKELAND INDUSTRIES, INC.		PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1		FOR	WITHHOLD
Election of Directors
	Ronald Herring	☐	☐		CONTROL ID:
	Melissa Kidd	☐	☐		REQUEST ID:
Proposal 2		FOR	AGAINST	ABSTAIN
	Ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2024.	☐	☐	☐

Proposal 3		FOR	AGAINST	ABSTAIN
	Approve, on an advisory basis, compensation of our named executive officers.	☐	☐	☐

Proposal 4
	Transact any other business as may properly come before the Annual Meeting of Stockholders or any adjournments, postponements or rescheduling of the Annual Meeting of Stockholders.		MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

The Lakeland Board recommends that you vote “FOR” the election of the two directors proposed by the Nominating and Governance Committee (Proposal No. 1), “FOR” the ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2024 (Proposal No. 2), and “FOR” the approval (on an advisory basis) of named executive officer compensation (Proposal No. 3).

MARK HERE FOR ADDRESS CHANGE   ☐  New Address (if applicable):

____________________________

____________________________

____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2023

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)